Exhibit 10.3

EXECUTION COPY

ASSIGNMENT OF REPRESENTATIONS AND WARRANTIES AGREEMENT

This is an Assignment of Representations and Warranties Agreement (the “Agreement”) made as of the 23rd day of May, 2013, among Redwood Residential Acquisition Corporation, a Delaware corporation (“Assignor”), Sequoia Residential Funding, Inc., a Delaware corporation (“Depositor”), Wilmington Trust, National Association, a national banking association, not in its individual capacity but solely as trustee (in such capacity, the “Trustee” or the “Assignee”) under a Pooling and Servicing Agreement dated as of May 1, 2013 (the “Pooling and Servicing Agreement”), and PrimeLending, a PlainsCapital Company, a Texas corporation (“PrimeLending”).

In consideration of the mutual promises contained herein, the parties hereto agree that the mortgage loans (the “Mortgage Loans”) listed on Attachment 1A annexed hereto (the “Mortgage Loan Schedule”) are subject to the terms of the Flow Mortgage Loan Purchase and Sale Agreement dated as of January 30, 2011, between Assignor and PrimeLending (the “Purchase Agreement”), as modified or supplemented by this Agreement. Unless otherwise specified herein, capitalized terms used herein but not defined shall have the meanings ascribed to them in the Purchase Agreement. Assignor will sell the Mortgage Loans to Depositor pursuant to a Mortgage Loan Purchase and Sale Agreement dated the date hereof, and Depositor will sell the Mortgage Loans to Assignee pursuant to the Pooling and Servicing Agreement.

Assignment

1.          Assignor hereby grants, transfers and assigns to Depositor all of its right, title and interest in, to and under the representations and warranties made by PrimeLending pursuant to the Purchase Agreement to the extent relating to the Mortgage Loans, and Depositor hereby accepts such assignment from Assignor.

2.          Depositor hereby grants, transfers and assigns to Assignee all of its right, title and interest in, to and under the representations and warranties made by PrimeLending pursuant to the Purchase Agreement to the extent relating to the Mortgage Loans, and Depositor hereby accepts such assignment from Assignor.

3.          PrimeLending hereby acknowledges the foregoing assignments.

Representations and Warranties

4.          Assignor warrants and represents to, and covenants with, Depositor, Assignee and PrimeLending as of the date hereof that:

(a)          Attached hereto as Attachment 2 is a true and accurate copy of the Purchase Agreement, which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

(b)          Assignor is the lawful owner of its interests and rights under the Purchase Agreement to the extent of the Mortgage Loans, free and clear from any and all claims and encumbrances whatsoever, and upon the transfer of the representations and warranties to Assignee as contemplated herein, Assignee shall have good title to such representations and warranties under the Purchase Agreement to the extent of the Mortgage Loans, free and clear of all liens, claims and encumbrances;

(c)          There are no offsets, counterclaims or other defenses available to PrimeLending with respect to the Purchase Agreement;

(d)          Assignor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to enter into and perform its obligations under the Purchase Agreement;

(e)          Assignor has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of Assignor’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Assignor’s charter or by-laws or any legal restriction, or any material agreement or instrument to which Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignor or its property is subject. The execution, delivery and performance by Assignor of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of Assignor. This Agreement has been duly executed and delivered by Assignor and, upon the due authorization, execution and delivery by Assignee, will constitute the valid and legally binding obligation of Assignor enforceable against Assignor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

(f)          No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignor in connection with the execution, delivery or performance by Assignor of this Agreement, or the consummation by it of the transactions contemplated hereby.

5.          Depositor warrants and represents to, and covenants with, Assignor, Assignee and PrimeLending that as of the date hereof:

(a)          Depositor is a Delaware corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

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(b)          Depositor has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of Depositor’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Depositor’s charter or by-laws or any legal restriction, or any material agreement or instrument to which Depositor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Depositor or its property is subject. The execution, delivery and performance by Depositor of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of Depositor. This Agreement has been duly executed and delivered by Depositor and, upon the due authorization, execution and delivery by the other parties hereto, will constitute the valid and legally binding obligation of Depositor enforceable against Depositor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

(c)          No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Depositor in connection with the execution, delivery or performance by Depositor of this Agreement, or the consummation by it of the transactions contemplated hereby other than any that have been obtained or made.

6.          Assignee warrants and represents to, and covenants with, Assignor, Depositor and PrimeLending that as of the date hereof:

(a)          Wilmington Trust, National Association, in its individual capacity is a national banking association duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization; and

(b)          Assignee has been directed to enter into this Agreement pursuant to the provisions of the Pooling and Servicing Agreement. The execution, delivery and performance by Assignee of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on part of Assignee. This Agreement has been duly executed and delivered by Assignee and, upon the due authorization, execution and delivery by the other parties hereto, will constitute the valid and legally binding obligation of Assignee enforceable against Assignee in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law.

7.          PrimeLending warrants and represents to, and covenants with, Assignor, Depositor and Assignee as of the date hereof that:

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(a)          Attached hereto as Attachment 2 is a true and accurate copy of the Purchase Agreement, which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

(b)          PrimeLending is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to perform its obligations under the Purchase Agreement;

(c)          PrimeLending has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of PrimeLending’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of PrimeLending’s charter or by-laws or any legal restriction, or any material agreement or instrument to which PrimeLending is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which PrimeLending or its property is subject. The execution, delivery and performance by PrimeLending of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of PrimeLending. This Agreement has been duly executed and delivered by PrimeLending and, upon the due authorization, execution and delivery by Assignor, Assignee and the Depositor, will constitute the valid and legally binding obligation of PrimeLending enforceable against PrimeLending in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

(d)          No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by PrimeLending in connection with the execution, delivery or performance by PrimeLending of this Agreement, or the consummation by it of the transactions contemplated hereby.

Restated PrimeLending Representations and Warranties

8.          Pursuant to Section 32(d) of the Purchase Agreement, PrimeLending hereby restates to Depositor and Assignee (a) the representations and warranties set forth in Subsection 7.01 of the Purchase Agreement as of the related Closing Date and (b) the representations and warranties set forth in Subsection 7.02 of the Purchase Agreement as of the date hereof, as if such representations and warranties were set forth herein in full.

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In the event of a breach of any representations and warranties referred to in clauses (a) or (b) above as of the related Closing Date or the date hereof, as the case may be, Assignee shall be entitled to all the remedies under the Purchase Agreement, including, without limitation, the right to compel PrimeLending to repurchase Mortgage Loans pursuant to Section 7.03 of the Purchase Agreement, subject to the provisions of Section 10.

Recognition of Assignee

9.          From and after the date hereof, subject to Section 10 below, PrimeLending shall recognize Assignee as owner of the Mortgage Loans and will perform its obligations hereunder for the benefit of the Assignee in accordance with the Purchase Agreement, as modified hereby or as may be amended from time to time, as if Assignee and PrimeLending had entered into a separate purchase agreement for the purchase of the Mortgage Loans in the form of the Purchase Agreement, the terms of which are incorporated herein by reference, as amended by this Agreement.

Enforcement of Rights

10.         (a)          Controlling Holder Rights. PrimeLending agrees and acknowledges that Sequoia Mortgage Funding Corporation, an Affiliate of the Depositor, in its capacity as the initial Controlling Holder (as defined in the Pooling and Servicing Agreement) pursuant to the Pooling and Servicing Agreement, and for so long as it is the Controlling Holder, will exercise all of Assignee’s rights as Purchaser under the following section of the Purchase Agreement:

Purchase Agreement:

Section or Subsection	Matter

7.03, other than 7.03(c)	Repurchase; Substitution

(b)          If there is no Controlling Holder under the Pooling and Servicing Agreement, then all rights that are to be exercised by the Controlling Holder pursuant to Section 10(a) shall be exercised by Assignee.

Amendments to Purchase Agreement

11.         The parties agree that the Purchase Agreement shall be amended, solely with respect to the Mortgage Loans, as follows:

(a)          Definitions.

(i)          The definitions of “Arbitration,” “Business Day” and “Repurchase Price” set forth in Section 1 of the Purchase Agreement shall be deleted and replaced in their entirety as follows:

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Arbitration: Arbitration in accordance with the then governing Commercial Arbitration Rules of the American Arbitration Association and administered by the American Arbitration Association, which shall be conducted in New York, New York or other place mutually acceptable to the parties to the arbitration.

Business Day: Any day other than (i) a Saturday or a Sunday, (ii) a legal holiday in the states of California, Delaware, Maryland, Minnesota, Missouri, New York or Texas, (iii) a day on which banks in the states of California, Delaware, Maryland, Minnesota, Missouri, New York or Texas, are authorized or obligated by law or executive order to be closed or (iv) a day on which the New York Stock Exchange or the Federal Reserve Bank of New York is closed.

Repurchase Price: With respect to any Mortgage Loan, a price equal to (i) the unpaid principal balance of the Mortgage Loan, plus (ii) interest on such unpaid principal balance at the related Mortgage Interest Rate from the last date through which interest was last paid by or on behalf of the Mortgagor to the last day of the month in which such repurchase occurs, plus (iii) reasonable and customary third party expenses incurred in connection with the transfer of the Mortgage Loan being repurchased, minus (iv) any amounts received in respect of such repurchased Mortgage Loan and being held for future distribution in connection with such Mortgage Loan.

(b)          The following sentence shall be added as the new third sentence of Subsection 7.03(a) of the Purchase Agreement:

Each determination as to whether there has been such a breach shall be conducted on a Mortgage Loan-by-Mortgage Loan basis.

(c)          The rights under the Purchase Agreement assigned to the Depositor and the Assignee pursuant to this Agreement shall be under the Purchase Agreement as amended by this Agreement.

Miscellaneous

12.         All demands, notices and communications related to the Mortgage Loans, the Purchase Agreement and this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, as follows:

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(a)          In the case of PrimeLending,

PrimeLending, a PlainsCapital Company

18111 Preston Road, Suite 900

Dallas, Texas 75252

Attention: Mr. Scott Eggen, SVP

Phone: 972-248-7866

with a copy to the

General Counsel at the same address

(b)          In the case of Assignee,

Wilmington Trust, National Association

1100 North Market Street

Rodney Square North

Wilmington, DE 19890

Attention: Dorri Costello

(c)          In the case of Depositor,

Sequoia Residential Funding, Inc.

One Belvedere Place, Suite 360

Mill Valley, California 94941

Attention: William Moliski

with a copy to

General Counsel at the same address

(d)          In the case of Assignor,

Redwood Residential Acquisition Corporation

One Belvedere Place, Suite 360

Mill Valley, California 94941

Attention: William Moliski

with a copy to

General Counsel at the same address

(e)          In the case of Master Servicer,

Wells Fargo Bank, N.A.

9062 Old Annapolis Road

Columbia, Maryland 21045)

Telephone number: (410) 884-2000

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Facsimile number: (410) 715-2380

Attention: Client Manager — Sequoia Mortgage Trust 2013-7

(f)          In the case of the initial Controlling Holder,

Sequoia Mortgage Funding Corporation

One Belvedere Place, Suite 360

Mill Valley, California 94941

Attention: William Moliski

with a copy to

General Counsel at the same address

13.         This Agreement shall be construed in accordance with the laws of the State of New York, except to the extent preempted by Federal law, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, without regard to the conflicts of laws provisions of the State of New York or any other jurisdiction.

14.         No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

15.         This Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which Assignor, Depositor, Assignee or PrimeLending may be merged or consolidated shall, without the requirement for any further writing, be deemed Assignor, Depositor, Assignee or PrimeLending, respectively, hereunder.

16.         This Agreement shall survive the conveyance of the Mortgage Loans, the assignment of the representations and warranties made by PrimeLending pursuant to the Purchase Agreement to the extent of the Mortgage Loans by Assignor to Depositor and by Depositor to Assignee, and the termination of the Purchase Agreement.

17.         This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

18.         The Controlling Holder under the Pooling and Servicing Agreement is an express third party beneficiary of this Agreement, and shall have the same power and ability to exercise and enforce the rights stated to be provided to it hereunder as if it were a signatory hereto. PrimeLending hereby consents to such exercise and enforcement.

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19.         It is expressly understood and agreed by the parties hereto that insofar as this Agreement is executed by the Trustee (i) this Agreement is executed and delivered by Wilmington Trust, National Association (“Wilmington Trust”) not in its individual capacity but solely as Trustee on behalf of the trust created by the Pooling and Servicing Agreement referred to herein (the “Trust”) in the exercise of the powers and authority conferred upon and vested in it, and as directed in the Pooling and Servicing Agreement, (ii) each of the undertakings and agreements herein made on behalf of the Assignee is made and intended not as a personal undertaking or agreement of or by Wilmington Trust but is made and intended for purposes of binding only the Trust, (iii) nothing herein contained shall be construed as creating any liability on the part of Wilmington Trust, individually or personally, to perform any covenant either express or implied in this Agreement, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, and (iv) under no circumstances shall Wilmington Trust in its individual capacity or in its capacity as Trustee be personally liable for the payment of any indebtedness, amounts or expenses owed by the Assignor under the Purchase Agreement, as modified or supplemented by this Agreement (such indebtedness, expenses and other amounts being payable solely from and to the extent of funds of the Trust) or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made under this Agreement or any other related documents.

20.         Master Servicer. PrimeLending hereby acknowledges that the Assignee has appointed Wells Fargo Bank, N.A. to act as master servicer and securities administrator under the Pooling and Servicing Agreement and hereby agrees to treat all inquiries, demands, instructions, authorizations and other communications from the Master Servicer as if the same had been received from the Assignee. The Master Servicer, acting on behalf of the Assignee, shall have the rights of the Assignee as the Purchaser under this Agreement, including, without limitation, the right to enforce the obligations of PrimeLending hereunder and under the Purchase Agreement and the right to exercise the remedies of the Purchaser hereunder and under the Purchase Agreement.

PrimeLending shall make all remittances due by it to the Purchaser with respect to the Mortgage Loans to the following account by wire transfer of immediately available funds:

Wells Fargo Bank, N.A.

San Francisco, California

ABA# 121-000-248

Account #3970771416

Account Name: SAS Clearing

FFC: Account #46446300, Sequoia Mortgage Trust 2013-7 Distribution Account

21.         PrimeLending acknowledges that the custodian will be Wells Fargo Bank, N.A. acting pursuant to the Custodial Agreement. Notwithstanding Section 10 of the Purchase Agreement, PrimeLending shall pay shipping expenses for any Mortgage Loan Documents if there has been a breach of any representation or warranty made with respect to the related Mortgage Loan in Subsection 7.01 of the Purchase Agreement.

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22.         Rule 17g-5 Compliance. PrimeLending hereby agrees that it shall provide information with respect to the Mortgage Loans or the origination thereof to any Rating Agency or nationally recognized statistical rating organization (“NRSRO”) via electronic mail at rmbs17g5informationprovider@wellsfargo.com, with a subject reference of “SEMT 2013-7” and an identification of the type of information being provided in the body of such electronic mail. The Securities Administrator, as the initial Rule 17g-5 Information Provider (the “Rule 17g-5 Information Provider”) shall notify PrimeLending in writing of any change in the identity or contact information of the Rule 17g-5 Information Provider. PrimeLending shall have no liability for (i) the Rule 17g-5 Information Provider’s failure to post information provided by it in accordance with the terms of this Agreement or (ii) any malfunction or disabling of the website maintained by the Rule 17g-5 Information Provider. None of the foregoing restrictions in this Section 22 prohibit or restrict oral or written communications, or providing information, between PrimeLending, on the one hand, and any Rating Agency or NRSRO, on the other hand, with regard to (i) such Rating Agency’s or NRSRO’s review of the ratings it assigns to PrimeLending or (ii) such Rating Agency’s or NRSRO’s evaluation of PrimeLending’s operations in general; provided, however, that PrimeLending shall not provide any information relating to the Mortgage Loans to such Rating Agency or NRSRO in connection with such review and evaluation by such Rating Agency or NRSRO unless: (x) borrower, property or deal specific identifiers are redacted; or (y) such information has already been provided to the Rule 17g-5 Information Provider.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

REDWOOD RESIDENTIAL ACQUISITION CORPORATION
Assignor

By:	/s/ William J. Moliski
Name:	William J. Moliski
Title:	Authorized Officer

SEQUOIA RESIDENTIAL FUNDING, INC.
Depositor

By:	/s/ William J. Moliski
Name:	William J. Moliski
Title:	Authorized Officer

Wilmington Trust, National Association,
not in its individual capacity but solely as Trustee,
Assignee

By:	/s/ Dorri Costello
Name:	Dorri Costello
Title:	Assistant Vice President

PRIMELENDING, A PLAINSCAPITAL COMPANY

By:	/s/ Scott Eggen
Name:	Scott Eggen
Title:	EVP Capital Markets

Accepted and agreed to by:

WELLS FARGO BANK, N.A.
Master Servicer

By:	/s/ Graham M. Oglesby
Name:	Graham M. Oglesby
Title:	Vice President

Signature Page – Assignment of Representations and Warranties – PrimeLending (SEMT 2013-7)

ATTACHMENT 1

MORTGAGE LOAN SCHEDULE

	1	2	3	4	5	6	7	8	9	10	11
	Primary Servicer	Servicing Fee %	Servicing Fee—Flatdollar	Servicing Advance Methodology	Originator	Loan Group	Loan Number	Amortization Type	Lien Position	HELOC Indicator	Loan Purpose
1	1000383	0.002500			Prime Lending		10000011382	1	1	0	7
2	1000383	0.002500			Prime Lending		10000011345	1	1	0	6
3	1000383	0.002500			Prime Lending		10000011010	1	1	0	9
4	1000383	0.002500			Prime Lending		10000010900	1	1	0	7
5	1000383	0.002500			Prime Lending		10000010780	1	1	0	7
6	1000383	0.002500			Prime Lending		10000010736	1	1	0	7
7	1000383	0.002500			Prime Lending		10000010369	1	1	0	9
8	1000383	0.002500			Prime Lending		10000010222	1	1	0	7
9	1000383	0.002500			Prime Lending		10000010219	1	1	0	7
10	1000383	0.002500			Prime Lending		10000010216	1	1	0	6
11	1000383	0.002500			Prime Lending		10000010136	1	1	0	9
12	1000383	0.002500			Prime Lending		10000010121	1	1	0	7
13	1000383	0.002500			Prime Lending		10000010043	1	1	0	9
14	1000383	0.002500			Prime Lending		10000010039	1	1	0	9
15	1000383	0.002500			Prime Lending		10000010032	1	1	0	7
16	1000383	0.002500			Prime Lending		10000010030	1	1	0	9
17	1000383	0.002500			Prime Lending		10000010019	1	1	0	9
18	1000383	0.002500			Prime Lending		10000009859	1	1	0	7
19	1000383	0.002500			Prime Lending		10000009795	1	1	0	6
20	1000383	0.002500			Prime Lending		10000009786	1	1	0	7
21	1000383	0.002500			Prime Lending		10000009710	1	1	0	7
22	1000383	0.002500			Prime Lending		10000009690	1	1	0	9
23	1000383	0.002500			Prime Lending		10000009620	1	1	0	9
24	1000383	0.002500			Prime Lending		10000009538	1	1	0	7
25	1000383	0.002500			Prime Lending		10000009536	1	1	0	7
26	1000383	0.002500			Prime Lending		10000009447	1	1	0	9
27	1000383	0.002500			Prime Lending		10000009337	1	1	0	9
28	1000383	0.002500			Prime Lending		10000009291	1	1	0	9
29	1000383	0.002500			Prime Lending		10000009208	1	1	0	7
30	1000383	0.002500			Prime Lending		10000009201	1	1	0	3
31	1000383	0.002500			Prime Lending		10000008902	1	1	0	9
32	1000383	0.002500			Prime Lending		10000008842	1	1	0	7
33	1000383	0.002500			Prime Lending		10000008835	1	1	0	9
34	1000383	0.002500			Prime Lending		10000008719	1	1	0	7
35	1000383	0.002500			Prime Lending		10000008716	1	1	0	9
36	1000383	0.002500			Prime Lending		10000008611	1	1	0	9
37	1000383	0.002500			Prime Lending		10000008529	1	1	0	3
38	1000383	0.002500			Prime Lending		10000008527	1	1	0	9
39	1000383	0.002500			Prime Lending		10000008301	1	1	0	3
40	1000383	0.002500			Prime Lending		10000008299	1	1	0	3
41	1000383	0.002500			Prime Lending		10000008294	1	1	0	9
42	1000383	0.002500			Prime Lending		10000008222	1	1	0	9
43	1000383	0.002500			Prime Lending		10000007538	1	1	0	9
44	1000383	0.002500			Prime Lending		10000006454	1	1	0	9
45	1000383	0.002500			Prime Lending		10000006289	1	1	0	9

	12	13	14	15	16	17	18	19	20	21
	Cash Out Amount	Total Origination and Discount Points	Covered/High Cost Loan Indicator	Relocation Loan Indicator	Broker Indicator	Channel	Escrow Indicator	Senior Loan Amount(s)	Loan Type of Most Senior Lien	Hybrid Period of Most Senior Lien (in months)
1						1	4	0
2						1	4	0
3						1	0	0
4						1	4	0
5						1	4	0
6						1	4	0
7						1	0	0
8						1	1	0
9						1	0	0
10						1	4	0
11						1	0	0
12						1	4	0
13						1	4	0
14						1	0	0
15						1	4	0
16						1	0	0
17						1	4	0
18						1	4	0
19						1	0	0
20						1	0	0
21						1	4	0
22						1	0	0
23						1	4	0
24						1	4	0
25						1	4	0
26						1	4	0
27						1	4	0
28						1	0	0
29						1	4	0
30						1	4	0
31						1	4	0
32						1	4	0
33						1	0	0
34						1	0	0
35						1	0	0
36						1	0	0
37						1	0	0
38						1	0	0
39						1	0	0
40						1	0	0
41						1	4	0
42						1	0	0
43						1	0	0
44						1	4	0
45						1	4	0

	22	23	24	25	26	27	28	29	30
	Neg Am Limit of Most Senior Lien	Junior Mortgage Balance	Origination Date of Most Senior Lien	Origination Date	Original Loan Amount	Original Interest Rate	Original Amortization Term	Original Term to Maturity	First Payment Date of Loan
1		0.00		20130405	628000.00	0.038750	360	360	20130601
2		0.00		20130401	902000.00	0.040000	360	360	20130501
3		0.00		20130404	628000.00	0.040000	360	360	20130601
4		0.00		20130321	700000.00	0.038750	360	360	20130501
5		0.00		20130405	1218750.00	0.037500	360	360	20130601
6		0.00		20130401	944000.00	0.040000	360	360	20130601
7		0.00		20130313	668000.00	0.036250	360	360	20130501
8		0.00		20130405	480000.00	0.037500	360	360	20130601
9		0.00		20130322	756000.00	0.033750	360	360	20130501
10		0.00		20130325	776450.00	0.033750	360	360	20130501
11		0.00		20130328	819000.00	0.038750	360	360	20130501
12		0.00		20130328	456000.00	0.040000	360	360	20130501
13		0.00		20130314	650000.00	0.038750	360	360	20130501
14		0.00		20130401	993000.00	0.038750	360	360	20130501
15		0.00		20130327	608000.00	0.036250	360	360	20130501
16		0.00		20130325	580000.00	0.041250	360	360	20130501
17		0.00		20130320	735000.00	0.041250	360	360	20130501
18		0.00		20130314	770000.00	0.036250	360	360	20130501
19		0.00		20130322	728000.00	0.038750	360	360	20130501
20		0.00		20130328	527800.00	0.042500	360	360	20130501
21		0.00		20130325	568800.00	0.038750	360	360	20130501
22		0.00		20130321	435000.00	0.037500	360	360	20130501
23		0.00		20130315	716800.00	0.038750	360	360	20130501
24		0.00		20130325	448000.00	0.036250	360	360	20130501
25		0.00		20130312	576000.00	0.036250	360	360	20130501
26		350000.00		20130321	657800.00	0.037500	360	360	20130501
27		50000.00		20130322	582000.00	0.041250	360	360	20130501
28		0.00		20130319	969700.00	0.040000	360	360	20130501
29		0.00		20130320	547500.00	0.040000	360	360	20130501
30		0.00		20130320	639400.00	0.038750	360	360	20130501
31		0.00		20130307	546000.00	0.042500	360	360	20130501
32		0.00		20130322	543750.00	0.037500	360	360	20130501
33		0.00		20130320	569750.00	0.037500	360	360	20130501
34		0.00		20130320	520750.00	0.036250	360	360	20130501
35		0.00		20130318	537750.00	0.037500	360	360	20130501
36		0.00		20130320	682500.00	0.037500	360	360	20130501
37		0.00		20130314	510000.00	0.037500	360	360	20130501
38		0.00		20130318	564850.00	0.037500	360	360	20130501
39		0.00		20130403	695450.00	0.038750	360	360	20130601
40		0.00		20130312	535000.00	0.036250	360	360	20130501
41		0.00		20130314	780000.00	0.038750	360	360	20130501
42		0.00		20130315	1036500.00	0.037500	360	360	20130501
43		0.00		20130325	694000.00	0.036250	360	360	20130501
44		0.00		20130326	865000.00	0.038750	360	360	20130501
45		100000.00		20130325	710000.00	0.040000	360	360	20130501

	31	32	33	34	35	36	37	38	39	40	41
	Interest Type Indicator	Original Interest Only Term	Buy Down Period	HELOC Draw Period	Current Loan Amount	Current Interest Rate	Current Payment Amount Due	Interest Paid Through Date	Current Payment Status	Index Type	ARM Look-back Days
1	1	0	0		628000.00	0.038750	2953.09	20130401	0	0
2	1	0	0		900700.38	0.040000	4306.29	20130401	0	0
3	1	0	0		628000.00	0.040000	2998.17	20130401	0	0
4	1	0	0		698968.76	0.038750	3291.66	20130401	0	0
5	1	0	0		1218750.00	0.037500	5644.22	20130401	0	0
6	1	0	0		944000.00	0.040000	4506.80	20130401	0	0
7	1	0	0		666786.50	0.036250	3046.42	20130401	0	0
8	1	0	0		480000.00	0.037500	2222.95	20130401	0	0
9	1	0	0		754784.00	0.033750	3342.25	20130401	0	0
10	1	0	0		775201.11	0.033750	3432.66	20130401	0	0
11	1	0	0		817793.45	0.038750	3851.24	20130401	0	0
12	1	0	0		455342.99	0.040000	2177.01	20130401	0	0
13	1	0	0		649042.42	0.038750	3056.54	20130401	0	0
14	1	0	0		991537.11	0.038750	4669.45	20130401	0	0
15	1	0	0		607063.88	0.036250	2772.79	20130401	0	0
16	1	0	0		579182.78	0.041250	2810.97	20130401	0	0
17	1	0	0		733964.38	0.041250	3562.18	20130401	0	0
18	1	0	0		768814.44	0.036250	3511.60	20130401	0	0
19	1	0	0		726927.50	0.038750	3423.33	20130401	0	0
20	1	0	0		527072.83	0.042500	2596.46	20130401	0	0
21	1	0	0		567962.04	0.038750	2674.71	20130401	0	0
22	1	0	0		434344.83	0.037500	2014.55	20130401	0	0
23	1	0	0		715744.01	0.038750	3370.66	20130401	0	0
24	1	0	0		447310.22	0.036250	2043.11	20130401	0	0
25	1	0	0		575113.14	0.036250	2626.86	20130401	0	0
26	1	0	0		656809.26	0.037500	3046.37	20130401	0	0
27	1	0	0		581179.97	0.041250	2820.66	20130401	0	0
28	1	0	0		968302.83	0.040000	4629.50	20130401	0	0
29	1	0	0		546711.15	0.040000	2613.85	20130401	0	0
30	1	0	0		638458.03	0.038750	3006.70	20130401	0	0
31	1	0	0		545247.76	0.042500	2685.99	20130401	0	0
32	1	0	0		542931.03	0.037500	2518.19	20130401	0	0
33	1	0	0		568891.87	0.037500	2638.60	20130401	0	0
34	1	0	0		519948.21	0.036250	2374.89	20130401	0	0
35	1	0	0		536940.07	0.037500	2490.40	20130401	0	0
36	1	0	0		681472.05	0.037500	3160.76	20130401	0	0
37	1	0	0		509231.86	0.037500	2361.89	20130401	0	0
38	1	0	0		563731.33	0.037500	2615.91	20130401	0	0
39	1	0	0		695450.00	0.038750	3270.26	20130401	0	0
40	1	0	0		534176.28	0.036250	2439.87	20130401	0	0
41	1	0	0		778850.90	0.038750	3667.85	20130401	0	0
42	1	0	0		1034938.87	0.037500	4800.19	20130401	0	0
43	1	0	0		692931.46	0.036250	3165.00	20130401	0	0
44	1	0	0		863725.68	0.038750	4067.55	20130401	0	0
45	1	0	0		708977.02	0.040000	3389.65	20130401	0	0

	42	43	44	45	46	47	48	49	50	51	52
	Gross Margin	ARM Round Flag	ARM Round Factor	Initial Fixed Rate Period	Initial Interest Rate Cap (Change Up)	Initial Interest Rate Cap (Change Down)	Subsequent Interest Rate Reset Period	Subsequent Interest Rate Cap (Change Down)	Subsequent Interest Rate Cap (Change Up)	Lifetime Maximum Rate (Ceiling)	Lifetime Minimum Rate (Floor)
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35
36
37
38
39
40
41
42
43
44
45

	53	54	55	56	57	58	59	60	61	62	63
	Negative Amortization Limit	Initial Negative Amortization Recast Period	Subsequent Negative Amortization Recast Period	Initial Fixed Payment Period	Subsequent Payment Reset Period	Initial Periodic Payment Cap	Subsequent Periodic Payment Cap	Initial Minimum Payment Reset Period	Subsequent Minimum Payment Reset Period	Option ARM Indicator	Options at Recast
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35
36
37
38
39
40
41
42
43
44
45

	64	65	66	67	68	69	70	71	72	73
	Initial Minimum Payment	Current Minimum Payment	Prepayment Penalty Calculation	Prepayment Penalty Type	Prepayment Penalty Total Term	Prepayment Penalty Hard Term	Primary Borrower ID	Number of Mortgaged Properties	Total Number of Borrowers	Self-employment Flag
1					0		270	2		0
2					0		470	1		1
3					0		431	1		0
4					0		115	1		0
5					0		306	1		0
6					0		288	2		0
7					0		301	1		0
8					0		231	1		0
9					0		480	1		0
10					0		258	1		0
11					0		443	1		0
12					0		378	2		1
13					0		117	1		1
14					0		207	1		0
15					0		413	1		0
16					0		545	3		0
17					0		239	1		0
18					0		576	1		0
19					0		364	1		0
20					0		295	2		1
21					0		310	1		1
22					0		246	1		0
23					0		322	2		1
24					0		189	2		0
25					0		110	1		0
26					0		204	1		0
27					0		203	1		0
28					0		347	3		1
29					0		552	1		0
30					0		278	1		0
31					0		293	1		0
32					0		377	1		0
33					0		321	1		0
34					0		318	1		0
35					0		294	1		0
36					0		359	2		1
37					0		332	1		0
38					0		256	1		0
39					0		285	1		0
40					0		81	1		0
41					0		87	2		1
42					0		290	1		1
43					0		297	1		1
44					0		217	1		0
45					0		26	1		1

	74	75	76	77	78	79	80	81	82	83	84
	Current ‘Other’ Monthly Payment	Length of Employment: Borrower	Length of Employment: Co- Borrower	Years in Home	FICO Model Used	Most Recent FICO Date	Primary Wage Earner Original FICO: Equifax	Primary Wage Earner Original FICO: Experian	Primary Wage Earner Original FICO: TransUnion	Secondary Wage Earner Original FICO: Equifax	Secondary Wage Earner Original FICO: Experian
1		1	6	0	1
2		7	20	0	1
3		3	0	2.25	1
4		0		0	1
5		1	5.5	0	1
6		2.75		0	1
7		18	8	6	1
8		8	3.25	0	1
9		0		0	1
10		0		0	1
11		9	13	1.25	1
12		3	3	0	1
13		9.5		4	1
14		11.75	11	2.75	1
15		2.5		0	1
16		13.75	23.5	9.5	1
17		10		10	1
18		0.75		0	1
19		6		0	1
20		13		0	1
21		18.5	7	0	1
22		0		10	1
23		21		5.5	1
24		0.25		0	1
25		0		0	1
26		9		1.5	1
27		6.75		5	1
28		25	25	7.5	1
29		10	27	0	1
30		26		19	1
31		19		4	1
32		9.25		0	1
33		6.75		3.25	1
34		0		0	1
35		13		3	1
36		7	15	6	1
37		33		12	1
38		0		6.25	1
39		2.25		5.5	1
40		0		10	1
41		32		6	1
42		21	4	2.5	1
43		0.25	8	10.25	1
44		22.5		15	1
45		34		12	1

	85	86	87	88	89	90	91	92	93	94	95	96
	Secondary Wage Earner Original FICO: TransUnion	Original Primary Borrower FICO	Most Recent Primary Borrower FICO	Most Recent Co- Borrower FICO	Most Recent FICO Method	VantageScore: Primary Borrower	VantageScore: Co- Borrower	Most Recent VantageScore Method	VantageScore Date	Credit Report: Longest Trade Line	Credit Report: Maximum Trade Line	Credit Report: Number of Trade Lines
1		780
2		745
3		748
4		799
5		785
6		724
7		778
8		779
9		783
10		798
11		793
12		725
13		759
14		739
15		793
16		799
17		729
18		738
19		793
20		775
21		727
22		788
23		766
24		795
25		748
26		758
27		789
28		740
29		733
30		767
31		781
32		804
33		706
34		768
35		809
36		787
37		777
38		801
39		746
40		796
41		763
42		797
43		788
44		744
45		739

	97	98	99	100	101	102	103	104
	Credit Line Usage Ratio	Most Recent 12- month Pay History	Months Bankruptcy	Months Foreclosure	Primary Borrower Wage Income	Co-Borrower Wage Income	Primary Borrower Other Income	Co-Borrower Other Income
1		000000000000			11666.67	8571.33	0.00	0.00
2		000000000000			7697.87	7464.74	0.00	0.00
3		000000000000			19833.33	0.00	7849.92	0.00
4		000000000000			13672.25	838.80	0.00	0.00
5		000000000000			0.00	35462.00	0.00	0.00
6		000000000000			22500.00		0.00
7		000000000000			10002.50	4893.58	0.00	0.00
8		000000000000			8419.17	16737.50	0.00	0.00
9		000000000000			20000.00	0.00	0.00	0.00
10		000000000000			17916.00		0.00
11		000000000000			8925.28	4977.85	0.00	0.00
12		000000000000			19066.67	0.00	0.00	0.00
13		000000000000			17801.88	0.00	0.00	0.00
14		000000000000			39583.33	5076.75	0.00	0.00
15		000000000000			13333.34		0.00
16		000000000000			8335.73	7090.28	0.00	0.00
17		000000000000			47419.50		0.00
18		000000000000			15834.00	0.00	0.00	0.00
19		000000000000			17083.34	0.00	0.00	0.00
20		000000000000			20011.00		0.00
21		000000000000			17027.14	0.00	0.00	0.00
22		000000000000			2233.80	1650.80	7219.99	0.00
23		000000000000			38263.42		0.00
24		000000000000			13333.34	0.00	0.00	0.00
25		000000000000			24999.99	0.00	0.00	0.00
26		000000000000			33574.19	0.00	0.00	0.00
27		000000000000			13337.68	0.00	0.00	0.00
28		000000000000			19985.08	19985.08	0.00	0.00
29		000000000000			10610.17	22138.89	0.00	0.00
30		000000000000			20500.00	0.00	0.00	0.00
31		000000000000			9789.94		1285.00
32		000000000000			17111.00		0.00
33		000000000000			12708.32		3583.33
34		000000000000			18829.87		0.00
35		000000000000			11041.65		0.00
36		000000000000			1251.79	18961.67	0.00	0.00
37		000000000000			30333.33		0.00
38		000000000000			3109.96	0.00	10627.37	0.00
39		000000000000			14704.58	0.00	0.00	0.00
40		000000000000			2178.78		12900.00
41		000000000000			36000.00		0.00
42		000000000000			22624.33	0.00	0.00	0.00
43		000000000000			2228.50	7324.66	0.00	0.00
44		000000000000			9211.50		7115.58
45		000000000000			8882.67	5788.03	0.00	0.00

	105	106	107	108	109	110	111	112	113
	All Borrower Wage Income	All Borrower Total Income	4506-T Indicator	Borrower Income Verification Level	Co-Borrower Income Verification	Borrower Employment Verification	Co-Borrower Employment Verification	Borrower Asset Verification	Co- Borrower Asset Verification
1	20238.00	20238.00	1	5		3		4
2	15162.61	15162.61	1	5		3		4
3	19833.33	27683.25	1	5		3		4
4	14511.05	14511.05	1	5		3		4
5	35462.00	35462.00	1	5		3		4
6	22500.00	22500.00	1	5		3		4
7	14896.08	14896.08	1	5		3		4
8	25156.67	25156.67	1	5		3		4
9	20000.00	20000.00	1	5		3		4
10	17916.00	17916.00	1	5		3		4
11	13903.13	13903.13	1	5		3		4
12	19066.67	19066.67	1	5		3		4
13	17801.88	17801.88	1	5		3		4
14	44660.08	44660.08	1	5		3		4
15	13333.34	13333.34	1	5		3		4
16	15426.01	15426.01	1	5		3		4
17	47419.50	47419.50	1	5		3		4
18	15834.00	15834.00	1	5		3		4
19	17083.34	17083.34	1	5		3		4
20	20011.00	20011.00	1	5		3		4
21	17027.14	17027.14	1	5		3		4
22	3884.60	11104.59	1	5		3		4
23	38263.42	38263.42	1	5		3		4
24	13333.34	13333.34	1	5		3		4
25	24999.99	24999.99	1	5		3		4
26	33574.19	33574.19	1	5		3		4
27	13337.68	13337.68	1	5		3		4
28	39970.16	39970.16	1	5		3		4
29	32749.06	32749.06	1	5		3		4
30	20500.00	20500.00	1	5		3		4
31	9789.94	11074.94	1	5		3		4
32	17111.00	17111.00	1	5		3		4
33	12708.32	16291.65	1	5		3		4
34	18829.87	18829.87	1	5		3		4
35	11041.65	11041.65	1	5		3		4
36	20213.46	20213.46	1	5		3		4
37	30333.33	30333.33	1	5		3		4
38	3109.96	13737.33	1	5		3		4
39	14704.58	14704.58	1	5		3		4
40	2178.78	15078.78	1	5		3		4
41	36000.00	36000.00	1	5		3		4
42	22624.33	22624.33	1	5		3		4
43	9553.16	9553.16	1	5		3		4
44	9211.50	16327.08	1	5		3		4
45	14670.70	14670.70	1	5		3		4

	114	115	116	117	118	119	120	121	122
	Liquid / Cash Reserves	Monthly Debt All Borrowers	Originator DTI	Fully Indexed Rate	Qualification Method	Percentage of Down Payment from Borrower Own Funds	City	State	Postal Code
1	293195.30	5743.40	0.283793			100.000000	SAN DIEGO	CA	92127
2	211615.19	6015.36	0.396723			100.000000	STUDIO CITY	CA	91607
3	323261.68	5863.98	0.211824				SCOTTSDALE	AZ	85262
4	1039630.80	4651.44	0.320545			100.000000	DAVIS	CA	95618
5	193210.05	8780.92	0.247615			100.000000	AUSTIN	TX	78703
6	134985.01	8731.44	0.388064			100.000000	AUSTIN	TX	78746
7	85251.33	4828.04	0.324115				DALLAS	TX	75205
8	174424.67	4960.29	0.197176			100.000000	DEERFIELD	IL	60015
9	276051.67	5794.16	0.289708			100.000000	CARLSBAD	CA	92011
10	100836.44	5412.08	0.302081			100.000000	PLANO	TX	75093
11	47308.02	5215.88	0.375159				LOS ANGELES	CA	90039
12	49198.08	5333.63	0.279736			100.000000	CHANDLER	AZ	85249
13	72886.64	4924.64	0.276636				SAN DIEGO	CA	92116
14	236608.66	6710.80	0.150264				DELAWARE	OH	43015
15	102764.43	3782.96	0.283722			100.000000	GREENWOOD VILLAGE	CO	80111
16	110008.74	5378.32	0.348653				SALINAS	CA	93908
17	151604.14	6442.32	0.135858				HINSDALE	IL	60521
18	97456.89	6434.34	0.406362			100.000000	SANTA CLARITA	CA	91387
19	264725.92	4547.82	0.266214			100.000000	SILVERADO	CA	92676
20	499217.97	7310.92	0.365345			100.000000	INCLINE VILLAGE	NV	89451
21	180922.86	6828.63	0.401044			100.000000	DALLAS	TX	75214
22	1024805.60	5119.07	0.460987				IRVING	TX	75038
23	115005.30	10812.25	0.282574				DALLAS	TX	75287
24	75636.98	4147.18	0.311038			100.000000	FAIR OAKS RANCH	TX	78015
25	814635.04	8587.67	0.343507			100.000000	CARLSBAD	CA	92009
26	1113116.48	6345.32	0.188994				WESTFIELD	NJ	07090
27	72631.60	4718.19	0.353749				NOBLESVILLE	IN	46062
28	499302.53	12988.82	0.324963				BRECKENRIDGE	CO	80424
29	279026.71	6385.84	0.194993			100.000000	PANAMA CITY BEACH	FL	32413
30	730395.03	6193.44	0.302119				HOUSTON	TX	77098
31	55054.81	4509.41	0.407172				SPRING	TX	77379
32	138667.88	4601.71	0.268933			100.000000	AUSTIN	TX	78701
33	44388.37	5773.60	0.354390				HOUSTON	TX	77055
34	2524155.72	6150.49	0.326635			100.000000	IRVING	TX	75038
35	79188.95	4462.83	0.404181				HOUSTON	TX	77096
36	65743.39	5631.31	0.278592				KANSAS CITY	MO	64110
37	836449.51	8969.32	0.295692				DALLAS	TX	75230
38	62357.09	4362.77	0.317585				HOUSTON	TX	77019
39	92289.63	5890.23	0.400571				HOUSTON	TX	77025
40	2404980.76	5546.37	0.367826				DALLAS	TX	75230
41	47835.03	14470.34	0.401954				GREENSBORO	NC	27455
42	225239.06	8208.47	0.362816				UNIVERSITY PARK	TX	75225
43	156004.83	4562.69	0.477611				AUSTIN	TX	78704
44	300791.55	6040.01	0.369938				BARRINGTON	IL	60010
45	315891.96	6153.36	0.419432				SCITUATE	MA	02066

	123	124	125	126	127	128	129	130	131	132
	Property Type	Occupancy	Sales Price	Original Appraised Property Value	Original Property Valuation Type	Original Property Valuation Date	Original Automated Valuation Model (AVM) Model Name	Original AVM Confidence Score	Most Recent Property Value2	Most Recent Property Valuation Type
1	7	1	785000.00	785000.00	3	20130314
2	1	1	1203500.00	1203500.00	3	20130321
3	7	1		980000.00	3	20130322
4	1	1	875000.00	880000.00	3	20130305
5	1	1	1625000.00	1635000.00	3	20130319
6	1	1	1180000.00	1195000.00	3	20130318
7	1	1		990000.00	3	20130226
8	1	1	600000.00	630000.00	3	20130313
9	7	1	945000.00	950000.00	3	20130306
10	7	1	970618.00	975000.00	3	20130311
11	1	1		1110000.00	3	20130302
12	7	1	570000.00	575000.00	3	20130222
13	1	1		1000000.00	3	20130228
14	7	1		1325000.00	3	20130307
15	7	1	760000.00	760000.00	3	20130305
16	1	1		730000.00	3	20130225
17	1	1		940000.00	3	20130128
18	7	1	1100000.00	1100000.00	3	20130222
19	1	1	910000.00	915000.00	3	20130301
20	1	2	703750.00	750000.00	3	20130227
21	1	1	711000.00	745000.00	3	20130221
22	7	1		613000.00	3	20130302
23	7	1		896000.00	3	20130218
24	7	1	560000.00	561000.00	3	20130307
25	7	1	967980.00	950000.00	3	20130225
26	1	1		2300000.00	3	20130211
27	7	1		790000.00	3	20130221
28	7	2		1400000.00	3	20130204
29	7	2	730000.00	740000.00	3	20130217
30	1	1		1150000.00	3	20130218
31	7	1		690000.00	3	20130211
32	4	1	725000.00	726000.00	3	20130213
33	1	1		950000.00	3	20130212
34	7	1	717758.00	745000.00	3	20130207
35	7	1		885000.00	3	20130220
36	7	1		975000.00	98	20130209
37	1	1		820000.00	3	20130206
38	1	1		875000.00	3	20130201
39	1	1		993500.00	3	20130130
40	7	1		896000.00	3	20130205
41	7	1		975000.00	3	20130204
42	1	1		1900000.00	3	20130124
43	1	1		1010000.00	3	20130114
44	1	1		1700000.00	3	20130111
45	13	1		1360000.00	3	20121126

	133	134	135	136	137	138	139	140	141	142
	Most Recent Property Valuation Date	Most Recent AVM Model Name	Most Recent AVM Confidence Score	Original CLTV	Original LTV	Original Pledged Assets	Mortgage Insurance Company Name	Mortgage Insurance Percent	MI: Lender or Borrower Paid?	Pool Insurance Co. Name
1				0.800000	0.800000	0	0	0
2				0.749400	0.749400	0	0	0
3				0.640800	0.640800	0	0	0
4				0.800000	0.800000	0	0	0
5				0.750000	0.750000	0	0	0
6				0.800000	0.800000	0	0	0
7				0.674700	0.674700	0	0	0
8				0.800000	0.800000	0	0	0
9				0.800000	0.800000	0	0	0
10				0.799900	0.799900	0	0	0
11				0.737800	0.737800	0	0	0
12				0.800000	0.800000	0	0	0
13				0.650000	0.650000	0	0	0
14				0.749400	0.749400	0	0	0
15				0.800000	0.800000	0	0	0
16				0.794500	0.794500	0	0	0
17				0.781900	0.781900	0	0	0
18				0.700000	0.700000	0	0	0
19				0.800000	0.800000	0	0	0
20				0.749900	0.749900	0	0	0
21				0.800000	0.800000	0	0	0
22				0.709600	0.709600	0	0	0
23				0.800000	0.800000	0	0	0
24				0.800000	0.800000	0	0	0
25				0.606300	0.606300	0	0	0
26				0.438100	0.286000	0	0	0
27				0.800000	0.736700	0	0	0
28				0.692600	0.692600	0	0	0
29				0.750000	0.750000	0	0	0
30				0.556000	0.556000	0	0	0
31				0.791300	0.791300	0	0	0
32				0.750000	0.750000	0	0	0
33				0.599700	0.599700	0	0	0
34				0.725500	0.725500	0	0	0
35				0.607600	0.607600	0	0	0
36				0.700000	0.700000	0	0	0
37				0.621900	0.621900	0	0	0
38				0.645500	0.645500	0	0	0
39				0.700000	0.700000	0	0	0
40				0.597000	0.597000	0	0	0
41				0.800000	0.800000	0	0	0
42				0.545500	0.545500	0	0	0
43				0.687100	0.687100	0	0	0
44				0.508800	0.508800	0	0	0
45				0.595500	0.522000	0	0	0

	143	144	145	146	147	148	149	150	151
	Pool Insurance Stop Loss %	MI Certificate Number	Updated DTI (Front-end)	Updated DTI (Back-end)	Modification Effective Payment Date	Total Capitalized Amount	Total Deferred Amount	Pre- Modification Interest (Note) Rate	Pre- Modification P&I Payment
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35
36
37
38
39
40
41
42
43
44
45

	152	153	154	155	156	157	158	159	160	161
	Pre- Modification Initial Interest Rate Change Downward Cap	Pre- Modification Subsequent Interest Rate Cap	Pre- Modification Next Interest Rate Change Date	Pre- Modification I/O Term	Forgiven Principal Amount	Forgiven Interest Amount	Number of Modifications	Cash To/From Brrw at Closing	Brrw - Yrs at in Industry	CoBrrw - Yrs at in Industry
1									10	6
2									7	20
3									3	0
4									0
5									8
6									8
7									18	8
8									8	4
9									15
10									20
11									15	13
12									28	3
13									15
14									29	25
15									9
16									13.75	23.5
17									20
18									30
19									6
20									13
21									19	10
22									0
23									21
24									21
25									31
26									24
27									6.75
28									25	25
29									10	27
30									41
31									36
32									9.25
33									25
34									11
35									16
36									7	16
37									33
38									0
39									12
40									0
41									32
42									21	10
43									8	26
44									0
45									34

	162	163	164	165	166	167	168	169	170	171	172
	Junior Mortgage Drawn Amount	Maturity Date	Primary Borrower Wage Income (Salary)	Primary Borrower Wage Income (Bonus)	Primary Borrower Wage Income (Commission)	Co- Borrower Wage Income (Salary)	Co- Borrower Wage Income (Bonus)	Co-Borrower Wage Income (Commission)	Originator Doc Code	RWT Income Verification	RWT Asset Verification
1	0	20430501	11666.67	0	0	8571.33	0	0	Full	Two Years	Two Months
2	0	20430401	7697.87	0	0	7464.74	0	0	Full	Two Years	Two Months
3	0	20430501	19833.33	7849.92	0	0	0	0	Full	Two Years	Two Months
4	0	20430401	13672.25	0	0	838.8	0	0	Full	Two Years	Two Months
5	0	20430501	0	0	0	35462	0	0	Full	Two Years	Two Months
6	0	20430501	22500	0	0	0	0	0	Full	Two Years	Two Months
7	0	20430401	10002.5	0	0	4893.58	0	0	Full	Two Years	Two Months
8	0	20430501	8419.17	0	0	16737.5	0	0	Full	Two Years	Two Months
9	0	20430401	20000	0	0	0	0	0	Full	Two Years	Two Months
10	0	20430401	17916	0	0	0	0	0	Full	Two Years	Two Months
11	0	20430401	8925.28	0	0	4977.85	0	0	Full	Two Years	Two Months
12	0	20430401	19066.67	0	0	0	0	0	Full	Two Years	Two Months
13	0	20430401	17801.88	0	0	0	0	0	Full	Two Years	Two Months
14	0	20430401	39583.33	0	0	5076.75	0	0	Full	Two Years	Two Months
15	0	20430401	13333.34	0	0	0	0	0	Full	Two Years	Two Months
16	0	20430401	8335.73	0	0	7090.28	0	0	Full	Two Years	Two Months
17	0	20430401	47419.5	0	0	0	0	0	Full	Two Years	Two Months
18	0	20430401	15834	0	0	0	0	0	Full	Two Years	Two Months
19	0	20430401	17083.34	0	0	0	0	0	Full	Two Years	Two Months
20	0	20430401	20011	0	0	0	0	0	Full	Two Years	Two Months
21	0	20430401	17027.14	0	0	0	0	0	Full	Two Years	Two Months
22	0	20430401	2233.8	0	0	1650.8	0	0	Full	Two Years	Two Months
23	0	20430401	38263.42	0	0	0	0	0	Full	Two Years	Two Months
24	0	20430401	13333.34	0	0	0	0	0	Full	Two Years	Two Months
25	0	20430401	24999.99	0	0	0	0	0	Full	Two Years	Two Months
26	208667	20430401	33574.19	0	0	0	0	0	Full	Two Years	Two Months
27	50000	20430401	13337.68	0	0	0	0	0	Full	Two Years	Two Months
28	0	20430401	19985.08	0	0	19985.08	0	0	Full	Two Years	Two Months
29	0	20430401	10610.17	0	0	22138.89	0	0	Full	Two Years	Two Months
30	0	20430401	20500	0	0	0	0	0	Full	Two Years	Two Months
31	0	20430401	9789.94	0	0	0	0	0	Full	Two Years	Two Months
32	0	20430401	17111	0	0	0	0	0	Full	Two Years	Two Months
33	0	20430401	12708.32	3583.33	0	0	0	0	Full	Two Years	Two Months
34	0	20430401	18829.87	0	0	0	0	0	Full	Two Years	Two Months
35	0	20430401	11041.65	0	0	0	0	0	Full	Two Years	Two Months
36	0	20430401	1251.79	0	0	18961.67	0	0	Full	Two Years	Two Months
37	0	20430401	30333.33	0	0	0	0	0	Full	Two Years	Two Months
38	0	20430401	3109.96	0	0	0	0	0	Full	Two Years	Two Months
39	0	20430501	14704.58	0	0	0	0	0	Full	Two Years	Two Months
40	0	20430401	2178.78	0	0	0	0	0	Full	Two Years	Two Months
41	0	20430401	36000	0	0	0	0	0	Full	Two Years	Two Months
42	0	20430401	22624.33	0	0	0	0	0	Full	Two Years	Two Months
43	0	20430401	2228.5	0	0	7324.66	0	0	Full	Two Years	Two Months
44	0	20430401	9211.5	0	7115.58	0	0	0	Full	Two Years	Two Months
45	28536	20430401	8882.67	0	0	5788.03	0	0	Full	Two Years	Two Months

ATTACHMENT 2

PURCHASE AGREEMENT

See Exhibit 10.9 to the Form 8-K filed by the Issuing Entity on May 23, 2013